Capital Disclosures - Summary of Capital Structure Consists of Net Debt Plus Shareholders' Equity (Detail) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Disclosure of Reconciliation of Net debt to EBITDA ratio [Line Items]
Long-term debt	$ 582	$ 708
Cash and cash equivalents	(81)	(92)	$ (95)
Net debt	501	616
Total shareholders' equity	1,093	1,049	$ 1,054
Total capital	$ 1,594	$ 1,665